Exhibit 99.1

Forward Looking Statements
In addition to the historical information contained herein, this presentation contains certain forward-looking statements. The reader of this presentation should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan and lease losses, expenses, changes in the interest environment including interest rates charged on loans, earned on securities investments and paid on deposits, competition effects, fee and other non interest income earned, general economic conditions, nationally, regionally, and in the operating market areas of the Company and its subsidiaries, changes in the regulatory environment, changes in business conditions and inflation, changes in securities markets, data processing problems, a decline in real estate values in the Company's market area, the conduct of the war on terrorism, the threat of terrorism or the impact of potential military conflicts and the conduct of war on terrorism by the United States and its allies, as well as other factors. To gain a more complete understanding of the uncertainties and risks involved in the Company's business, this presentation should be read in conjunction with the Company's annual report on Form 10-K for the year ended December 31, 2004, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

NASDAQ Symbol: AMRB
Market Capitalization: $134 million*
Total Assets: $613 million
Number of Offices: 11 Full Service
1 Convenience
Number of Employees: 127
Headquarters: Rancho Cordova, CA
a Suburb of Sacramento
Founded: 1983

Page 4 of Page 16

Why is AMRB an Attractive Investment?
Superior asset quality
Excellent core deposit base
Growth opportunities in flourishing markets
Strong performance over time

Superior Asset Quality
Loan Breakdown
Commercial 21%
Commercial Real Estate 42%
Multi-Family Real Estate 1%
Real Estate and Construction 28%
Residential Mortgage 1%
Lease Financing 2%
Agricultural 2%
Consumer 3%
As of December 31, 2005

Page 5 of Page 16

Average Loan Size
Single Family Construction
$418,000
Tract & Infill Construction (per unit)
$297,000
Commercial Mortgages – Owner Occupied
$362,000
Commercial Mortgages – Investor
$676,000

Superior Asset Quality
Solid Credit Quality

	2001	2002	2003	2004	2005
Allowance for loan and lease losses	1.32%	1.38%	1.48%	1.54%	1.53%
Nonperforming loans and leases	0.43%	0.09%	0.07%	0.07%	0.02%
Net charegeoffs to avg. loans and leases	0.31%	0.03%	0.08%	0.08%	0.04%

Page 6 of Page 16

Why is AMRB an Attractive Investment?
Superior asset quality
Excellent core deposit base
Growth opportunities in flourishing markets
Strong performance over time

Time 24%
Noninterest Bearing 33%
Money Market/ Interest Checking 35%
Savings 8%

Page 7 of Page 16

Excellent Core Deposit Base
Average non-interest checking account $20,100
Average money market account $94,400

Excellent Core Deposit Base
Top Industries
Non-Profits
- Faith-Based Organizations
- Trade Associations
- Cause-Based
Professionals
- Doctors
- Lawyers
- Dentists
High Net Worth Individuals
Building Related
- Contractors
- Home Builders
- Material Suppliers
- Professional Support
Trustees
Manufacturing

Page 8 of Page 16

Why is AMRB an Attractive Investment?
Superior asset quality
Excellent core deposit base
Growth opportunities in flourishing markets
Strong performance over time

Growth Opportunities in Flourishing Markets
American River Bankshares Area Location Map
American River Bank -
6 Offices in the Greater Sacramento Area
Bank of Amador -
3 offices in Amador County
North Coast Bank -
3 offices in Sonoma County

Page 9 of Page 16

Growth Opportunities in Flourishing Markets
Niches
Small Business: Sales $1 to $20 million
Not-for-Profit Organizations
Building Trades
Residential Construction
Commercial Real Estate

Growth Opportunities in Flourishing Markets
Sacramento County Economy
Unemployment Rate* Population*
4.1% 1.4 million
*Data as of 12/31/05

Page 10 of Page 16

Growth Opportunities in Flourishing Markets
Sonoma County Economy
Unemployment Rate* Population*
3.8% 478,400
* Data as of 12/31/05

Growth Opportunities in Flourishing Markets
Amador County Economy
Unemployment Rate* 4.7%
Population* 37,574
* Data as of 12/31/05

Page 11 of Page 16

Growth Opportunities in Flourishing Markets
Bank of Amador Merger Results - One Year Together
22 years of excellence
18% deposit market share
High asset quality
Residential construction specialty
Potential for small business relationships

Why is AMRB an Attractive Investment?
Superior asset quality
Excellent core deposit base
Growth opportunities in flourishing markets
Strong performance over time

Page 12 of Page 16

Strong Performance Over Time Snapshot
2004 2005 % Change
Assets $ 586.7 mil. $ 612.8 mil. 4%
Net income 5.8 mil. 9.2 mil. 58%
Earnings per share (diluted) 1.18 1.60 36%
Net interest income 19.4 mil. 26.5 mil. 37%
Total deposits 475.4 mil. 500.7 mil. 5%
Net loans 352.5 mil 365.6 mil. 4%
Allowance for loan and lease losses 1.54% 1.53% --
Net interest margin (TE) 4.90% 4.98% --

Strong Performance Over Time

Page 13 of Page 16

Strong Performance Over Time
Income Statement

Strong Performance Over Time
Leadership
American River Bankshares
David Taber, President and CEO, 23 years in the banking industry
Mitchell Derenzo, Chief Financial Officer, 20 years in the banking industry
Doug Tow, Chief Credit Officer, 29 years in the banking industry
Kevin Bender, Chief Information Officer, 22 years in the banking industry
Community Bank
Greg Patton, President of ARB, 23 years in the banking industry
Ray Byrne, President of NCB, 18 years in the banking industry
Larry Standing, President of BNKA, 45 years in the banking industry

Page 14 of Page 16

Strong Performance Over Time
Shareholder Value
88 consecutive profitable quarters
Semi-annual cash dividend from 1992-2003
Quarterly cash dividend since 1Q 2004
4 consecutive dividend increases in 2005
Five-year compound annualized growth rate EPS of 15.5%

Strong Performance Over Time
AMRB vs. U.S. and CA Peers
P/E

LTM P/E: AMRB's 14.9x using December 2005 earnings and January 26, 2006 closing stock price compared to U.S. Peers at 16.4x and CA Peers at 17.1x. The U.S. and
CA peer groups are comprised of commercial banks in the U.S. and CA, respectively, with market caps between $100M and $250M, most recent reported trailing twelve month earnings and stock price as of January 26, 2006.
Source: Sandler O'Neill

Page 15 of Page 16

Strong Performance Over Time
National Recognition
American River Bankshares was included as a member in the June launch of the new Russell Microcap Index by the Russell Investment Group. The new index was created to track the performance of a universe of 2,000 small-cap companies and offers investors a genuine marketplace of microcap stocks in which to identify opportunities.
U.S. Banker Magazine (July 2005) ranked AMRB as number thirty-five on their "Top 200 Publicly Traded Community Banks" list. The magazine's annual performance ranking includes banks and thrifts with assets under $1 billion and lists each company by three-year average rate of return on equity.

Why is AMRB an Attractive Investment?
Superior asset quality
Excellent core deposit base
Growth opportunities in flourishing markets
Strong performance over time

Page 16 of Page 16